UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(c) On April 1, 2013, Central Federal Corporation (the “Company”) issued a press release announcing the appointment of John W. Helmsdoerfer Jr. as Chief Financial Officer, Executive Vice President and Treasurer of Central Federal Corporation and CFBank, effective as of March 19, 2013. A copy of the press release is included as Exhibit 99.1 to this report.

Mr. Helmsdoerfer, age 55, is a Certified Public Accountant and previously served as Chief Financial Officer of Wilmington Savings Bank; Vice President, Chief Financial Officer & Treasurer of Nationwide Bank; and Senior Vice President & Chief Financial Officer of Fifth Third Bank Central Ohio.

Mr. Helmsdoerfer was awarded 30,000 shares of incentive stock options under the Company’s Equity Compensation Program.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued on April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL FEDERAL CORPORATION

Date: April 1, 2013	By:	/s/ Timothy T. O’Dell
Timothy T. O’Dell
Chief Executive Officer